Exhibit 10.52

AMENDMENT TO LIBRARY SERVICES AGREEMENT

This Amendment, dated as of April 26, 2005, is by and between Hallmark Entertainment, LLC, successor-in-interest to Hallmark Entertainment, Inc. (“HEI”) and Crown Media Distribution, LLC (“CMD”).

WHEREAS, Crown Media Holdings, Inc. (“CMH”) and HEI previously entered into an agreement, dated September 28, 2001 (the “Library Services Agreement”), which was extended by that certain Extension Agreement dated as of January 1, 2004 in connection with HEI’s services as administrator and sales representative, both domestically and internationally, for the film library owned by CMH (the “Crown Library”);

WHEREAS, the Library Service Agreement was subsequently assigned by CMH to CMD on December 14, 2001, following CMH’s assignment of its rights in the Crown Library to CMD; and

WHEREAS, CMD, as of April 26, 2005, sold and transferred certain rights in and to the Crown Library (the “Transferred Assets”) to a third party and the parties hereto desire to amend the Library Services Agreement.

NOW, THEREFORE, CMD and HEI hereby agree as follows:

1.                          The Purchased Assets (as such term is defined in the Library Services Agreement) shall, commencing as of the date hereof, exclude the Transferred Assets.

2.                          Notwithstanding anything to the contrary in the Library Services Agreement, the annual Service Fee of $1,500,000 referred to in Section 4 of the Library Services Agreement shall be pro-rated for the period from January 1, 2005 to April 25, 2005. The Service Fee for the period commencing April 26, 2005 and ending Dec. 31, 2005 shall be $500,000. The Service Fee for calendar year 2006 shall be $750,000 payable in advance in quarterly installments.

3.                          All other terms and conditions of the Library Services Agreement will remain unchanged and in full force and effect.

HALLMARK ENTERTAINMENT, LLC.

By:	/s/ Peter Von Gal
	Name:	Peter Von Gal
	Title:	COO

CROWN MEDIA DISTRIBUTION, LLC

By:	/s/ Charles L. Stanford
	Name:	CHARLES L. STANFORD
	Title:	VICE PRESIDENT